                                                                   Exhibit 10.41

                                                                [EXECUTION COPY]

                     AMENDMENT NO. 8 TO AMENDED AND RESTATED
                          REFINANCING CREDIT AGREEMENT

     THIS AMENDMENT NO. 8 (this "Amendment") is dated as of July 17, 2003, and amends the Amended and Restated Refinancing Credit Agreement, dated as of November 19, 1999, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) ("Borrower") and THE GUARANTORS FROM TIME TO TIME PARTY THERETO ("Guarantors") and THE BANKS FROM TIME TO TIME PARTY THERETO ("Banks") and LASALLE BANK NATIONAL ASSOCIATION, as bookrunner and co-syndication agent ("Agent"), JPMORGAN CHASE BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, LASALLE BANK, NATIONAL ASSOCIATION, as an issuing bank, ABN AMRO BANK N.V., as an issuing bank, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000, Amendment No. 2 to Amended and Restated Refinancing Credit Agreement, dated as of March 30, 2001, Amendment No. 3 to Amended and Restated Refinancing Credit Agreement, dated as of July 18, 2001, Consent and Amendment No. 4 to Amended and Restated Refinancing Credit Agreement, dated as of September 17, 2001, Amendment No. 5 to Amended and Restated Refinancing Credit Agreement, dated as of November 14, 2001, Amendment No. 6 to Amended and Restated Refinancing Credit Agreement, dated as of November 13, 2002, and Amendment No. 7 to Amended and Restated Refinancing Credit Agreement, dated as of May 17, 2003 (as so amended, the "Credit Agreement").

                                   BACKGROUND

     Subject to the terms and conditions set forth below, the parties hereto desire to amend the Credit Agreement to permit the Borrower to incur certain indebtedness and permit certain of its Subsidiaries to guaranty the same.

                              OPERATIVE PROVISIONS

     NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:

                                    Article I
                             Consent and Amendments

     1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Amendment, "including" is not a term of limitation and means "including without limitation." Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby.

     1.02 Amendment of Credit Agreement, Additional Provisions.

     (a) Additional Definitions. The following definitions are hereby added to
Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

          "Permitted Indenture Notes shall mean the notes issued by Borrower pursuant to the Permitted Note Indenture and which are not inconsistent therewith.

          Permitted Note Indenture shall mean the indenture, dated no later than October 31, 2003, among Borrower and the Bank of New York, as Trustee, and any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof, provided that such indenture and any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof and the Indebtedness arising thereunder meets all of the following requirements:

          (i) the aggregate principal amount of such Indebtedness at any time outstanding shall not exceed $175,000,000;

          (ii) no portion of the principal amount of such Indebtedness shall be due prior to ten (10) years after the date of issuance thereof, other than any mandatory payments required solely in the event of a Significant Disposition, provided that proceeds arising from a Significant Disposition are first allowed by the Permitted Note Indenture to be utilized by Borrower to prepay Obligations or to be timely utilized by Borrower to acquire replacement or additional assets;

          (iii) the rate of interest applicable to such Indebtedness shall not exceed 8.0%;

          (iv) after giving effect to the issuance of such Indebtedness, the Loan Parties shall be in compliance with the covenants and other requirements of this Agreement (including those set forth at Sections
          8.2.14 [Minimum Interest Coverage Ratio], 8.2.15 [Maximum Debt to Cash Flow], and 8.2.16 [Minimum Tangible Net Worth] of this Agreement) and no Event of Default or Potential Default shall exist or be continuing and Borrower shall on a pro-forma basis demonstrate compliance with Sections 8.2.14 [Minimum Interest Coverage Ratio], 8.2.15 [Maximum Debt to Cash Flow], and 8.2.16 [Minimum Tangible Net Worth] by providing to Agent the calculation relating to each such Section as if such indenture, and any resulting paydown of the Obligations and other obligations of Borrower had been incurred at the beginning of the applicable period or at the date relevant to each such calculation;

          (v) the events of default and covenants applicable to such Indebtedness shall not be more restrictive, in any material respect, than the Events of Default and covenants governing those or similar matters which are set forth in this Agreement;

          (vi) the payment of such Indebtedness shall not be secured (other than to the extent of customary rights of set off) by any Lien on any property or assets of any Loan Party;

          (vii) no Person other than a Loan Party shall provide any Guaranty of any such Indebtedness;

          (viii) such indenture and any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof shall not prohibit or restrict any Loan Party from providing any Lien, now or hereafter, to the Agent or any Bank to secure the payment or performance of any or all of the Obligations and, in the event any such Lien is provided, such indenture and any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof shall not require Borrower or any of its Subsidiaries to provide any Lien to secure payment or performance of any obligation arising under such indenture or any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof;

          (ix) all Obligations of the Loan Parties under this Agreement and the other Loan Documents shall not conflict with or violate the terms of such indenture or any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof, and any Loans made or hereafter made to the Borrower and any Letters of Credit issued or hereafter issued under the Agreement shall be permitted to be incurred under such indenture and any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof;

          (x) such Indebtedness and such indenture and any amendment, restatement, modification, supplement, refinancing, or the like thereto or thereof will not conflict with or violate the terms of this Agreement or any other Loan Document; and

          (xi) prior to the issuance of such Indebtedness, the Agent shall have received copies of drafts in final form or execution copies of such indenture, the Permitted Indenture Notes, and all material documents with respect to such Indebtedness and such documents shall be reasonably acceptable to the Agent based upon the requirements of this definition of Permitted Note Indenture.

          The Loan Parties shall promptly after the issuance of such Indebtedness deliver to the Agent and the Banks a copy of the material documents with respect to the issuance of such Indebtedness.

          Significant Disposition shall mean (i) any direct or indirect sale, transfer, disposition, or lease of assets by any one or more Loan Parties ("Asset Disposition"), (ii) any sale, transfer, or other disposition (or series of related sales, transfers, or other dispositions) by any Loan Party of any shares, interests, rights to purchase, warrants, options, participations, or other equivalents of or interests in (however designated) equity of any Loan Party (other than directors' qualifying shares or shares required by applicable Law to be held by a Person other than a Loan Party and other than sales, transfers, or other dispositions of capital stock by a Loan Party to another Loan Party) ("Equity Disposition"), and (iii) any receipt of insurance proceeds arising from a loss or casualty to property of any Loan Party ("Casualty Disposition").

          Significant Disposition Amount shall mean an amount of principal indebtedness payable or prepayable at any time pursuant to the Permitted
     Note Indenture in connection
     with a Significant Disposition without giving effect to any payment or prepayment made under the Credit Agreement and without giving effect, on the one-hundred eightieth (180th) day after an Asset Disposition or Equity Disposition or on the two hundred seventieth (270th) day after a Casualty Disposition, to any unconsummated acquisition of additional or replacement assets."

     (b) Permitted Indebtedness. (i) Section 8.2.1(v) is hereby amended and restated in its entirety as follows:

          "(v) Unsecured Indebtedness of a domestic Loan Party to another domestic Loan Party, provided that all such Indebtedness is at all times subject to the Intercompany Subordination Agreement;"

     (ii) The following text is added before the period at the end of Section
     8.2.1 of the Credit Agreement:

          "; and

          (x) Indebtedness arising under the Permitted Note Indenture."

     (c) Negative Pledges. The reference to Section 8.2.1(v)(B) in the first sentence of Section 8.2.8 is hereby changed to be a reference to Section 8.2.1(x), and the Loan Parties acknowledge and agree the reference to "Indentures or any permitted refinancings thereof" does not include the Permitted Note Indenture.

     (d) Contemporaneous Prepayment, Reduction of Commitments. Upon receipt of proceeds arising from the Permitted Indenture Notes (or any similar notes which would be Permitted Indenture Notes but for the failure to meet one or more of the criteria set forth in the definition of "Permitted Note Indenture"): (i) the Revolving Credit Commitments shall permanently and irrevocably be reduced to an amount equal to $167,229,729.73 and the Convertible Revolving Credit Commitments shall permanently and irrevocably be reduced to an amount equal to $57,770,270.27; (ii) Borrower shall make a prepayment of the Loans in an aggregate principal amount no less than that required by Section 5.4.4(b), together with the payment of such other amounts as required by Section 5.4.4(a); and (iii) notwithstanding any provision of the Credit Agreement to the contrary, the respective Commitments of each of the Banks shall be as is set forth on
Schedule 1.1(B) hereto, and Schedule 1.1(B) to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1.1(B) hereto.

     (e) Prepayments. The following Section 5.5 is hereby added to the Credit
Agreement:

          5.5 Mandatory Prepayments.

               5.5.1 Mandatory Prepayment Upon Significant Disposition.

               Within one-hundred eighty (180) days of an Asset Disposition or Equity Disposition and within two hundred seventy (270) days of a Casualty Disposition, Borrower shall prepay the principal amount of the Committed Loans and Bid Loans outstanding and cash collateralize the Letters of Credit Outstanding (in the order and manner set forth below in Section 5.5.2) in an aggregate amount equal to the Significant Disposition Amount; provided, however, that in the event that there are no outstanding Committed Loans or Bid Loans and there are no Letters of Credit Outstanding or in the event that the sum of the outstanding Committed Loans, Bid Loans, and Letters of Credit Outstanding is less than the Significant Disposition Amount, Borrower shall prepay all Committed Loans and Bid Loans outstanding and cash collateralize all Letters of Credit Outstanding (in the manner set forth below) within one-hundred eighty (180) days of an Asset Disposition or Equity Disposition and within two hundred seventy (270) days of a Casualty Disposition, as the case may be. Any prepayment hereunder shall be subject to the Borrower's obligation to indemnify the Lenders under Section 5.6.2 [Indemnity].

               5.5.2 Application Among Loans and Interest Rate Options; Cash Collateral Under Certain Circumstances.

               All prepayments and cash collateral required pursuant to this
          Section 5.5 shall: (a) first be applied to prepay Committed Loans and, as among the Interest Rate Options applicable to Committed Loans, first to the principal amount of the Committed Loans subject to the Base Rate Option, then to Committed Loans subject to a Committed Loan Euro-Rate Option then to Committed Loans subject to an interest rate based upon a Cost of Funds Rate; (b) second be deposited by Borrower in a non-interest bearing account with the Agent, as cash collateral for the Obligations, in an amount equal to the lesser of the amount of the Letters of Credit Outstanding or the balance of the amount remaining for prepayment or cash collateral pursuant to this Section
          5.5 after application of the prepayment amount pursuant to Clause (a) directly above, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash and deposits as security for such Obligations; and (c) third be applied to Bid Loans and, if more than one, pro ratably as among all Bid Loans (subject to any Bid Loan lender having the option to elect not to receive prepayment of its Bid Loan). Upon and to the extent of the expiration of, or the payment by Borrower (by way of Revolving Credit Loans or otherwise) of the Reimbursement Obligations relating to, Letters of Credit Outstanding that are cash collateralized pursuant to this Section 5.5, such cash collateral shall to such extent be released and returned to the Borrower upon its request except to the extent any such cash collateral is utilized to pay any such Reimbursement Obligations.

     (f) Release of Canadian Subsidiary from Guaranty. At the request of Borrower in connection with the Permitted Note Indenture and in light of the representation and warranty of Borrower set forth at Section 2.05 below, the Agent on behalf of the Banks and itself hereby releases Wabtec Railway Electronics Corporation (formerly known as MotivePower Canada Corporation) from any and all obligations applicable to Wabtec Railway Electronics Corporation under the Guaranty or any other Loan Document; and each of the Banks, Borrower, and each of the remaining Guarantors hereby consent to such release.

                                   Article II
                         Representations and Warranties

     As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

     2.01 Authorization. The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party.

On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

     2.02 Valid and Binding. This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     2.03 No Conflicts. Neither the execution and delivery of this Amendment nor the consummation and performance of the transactions contemplated hereby or by the Credit Agreement as amended hereby nor compliance with the terms and provisions hereof or of the Credit Agreement as amended hereby nor the consummation and performance of the transactions relating to the Permitted Note Indenture, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

     2.04 No Defaults. After giving effect to the amendments and consents made herein and after giving effect to the Permitted Note Indenture: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

     2.05 Wabtec Railway Electronics Corporation (formerly known as MotivePower Canada Corporation). To induce the Agent on behalf of the Banks and itself to release Wabtec Railway Electronics Corporation (formerly known as MotivePower Canada Corporation) from its obligations under the Guaranty and the other Loan Documents, Borrower hereby represents that Wabtec Railway Electronics Corporation (formerly known as MotivePower Canada Corporation) is an unlimited company incorporated under the Companies Act of Nova Scotia and, as such, retains no significant earnings and is a mere pass-through entity with no material net worth.

                                   Article III
                  Effect, Effectiveness, Consent of Guarantors

     3.01 Effectiveness. This Amendment shall become effective as of the date on which Agent shall have received from each of the Borrower, the other Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to

Agent) that such party has signed a counterpart hereof. Within forty-five (45) days of the date hereof, each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as to (i) the articles, bylaws, and relevant resolutions, and due authorization to enter into this Amendment, of such Loan Party, and (ii) the officer of such Loan Party, and her or his specimen signature, executing this Amendment on its behalf.

     3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control and amend any such irrevocably inconsistent provisions of the Credit Agreement.

     3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

                                   Article IV
                                  Miscellaneous

     4.01 Credit Agreement. Except as amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

     4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

     4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

     4.05 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

                   [SIGNATURE PAGE 1 OF 23 TO AMENDMENT NO. 8]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                       [BORROWER]

                                       WESTINGHOUSE AIR BRAKE TECHNOLOGIES
                                       CORPORATION (f/k/a Westinghouse Air Brake
                                       Company)


                                       By:                                (SEAL)
                                           -------------------------------------
                                       Name:
                                       Title:


                                       [GUARANTORS]

                                       RAILROAD FRICTION PRODUCTS CORPORATION;
                                       RFPC HOLDING CORP.; WABTEC RAILWAY
                                       ELECTRONICS CORPORATION (formerly known
                                       as MotivePower Canada Corporation);
                                       WABTEC DISTRIBUTION COMPANY; MOTIVEPOWER,
                                       INC.; YOUNG TOUCHSTONE COMPANY (successor by merger to Wabtec Engine Systems Company); WABTEC HOLDING CORP.; WABTEC CORPORATION; WABTEC TRANSPORTATION
                                       TECHNOLOGIES, INC.


                                       By:                                (SEAL)
                                           -------------------------------------
                                       Name:
                                       Title: Vice President or Treasurer of
                                              each of the above listed companies

                   [SIGNATURE PAGE 2 OF 23 TO AMENDMENT NO. 8]


                                       [BANKS AND AGENTS]

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       individually and as Agent, Bookrunner,
                                       Co-Syndication Agent, and an Issuing Bank


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 3 OF 23 TO AMENDMENT NO. 8]


                                       ABN AMRO BANK N.V., as an Issuing Bank


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 4 OF 23 TO AMENDMENT NO. 8]


                                       MELLON BANK, N.A., individually and as
                                       Documentation Agent


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 5 OF 23 TO AMENDMENT NO. 8]


                                       JPMORGAN CHASE BANK, individually and as Administrative Agent


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 6 OF 23 TO AMENDMENT NO. 8]


                                       NATIONAL CITY BANK OF PENNSYLVANIA


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 7 OF 23 TO AMENDMENT NO. 8]


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 8 OF 23 TO AMENDMENT NO. 8]


                                       FLEET NATIONAL BANK (formerly BankBoston,
                                       N.A.)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                   [SIGNATURE PAGE 9 OF 23 TO AMENDMENT NO. 8]


                                       AGREED AS TO SOLELY SECTION 1.02(f) OF
                                       THE FOREGOING AMENDMENT NO. 8:


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 10 OF 23 TO AMENDMENT NO. 8]


                                       THE BANK OF NEW YORK, individually and as
                                       Co-Syndication Agent


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 11 OF 23 TO AMENDMENT NO. 8]


                                       BANK ONE, N.A.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 12 OF 23 TO AMENDMENT NO. 8]


                                       AGREED AS TO SOLELY SECTION 1.02(f) OF
                                       THE FOREGOING AMENDMENT NO. 8:


                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       (formerly, First Union National Bank)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 13 OF 23 TO AMENDMENT NO. 8]


                                       AGREED AS TO SOLELY SECTION 1.02(f) OF
                                       THE FOREGOING AMENDMENT NO. 8:


                                       DZ BANK AG DEUTSCHE
                                       ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM
                                       MAIN (successor by merger to DG BANK
                                       DEUTSCHE GENOSSENSCHAFTSBANK AG)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 14 OF 23 TO AMENDMENT NO. 8]


                                       THE BANK OF NOVA SCOTIA


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 15 OF 23 TO AMENDMENT NO. 8]


                                       BANK OF TOKYO-MITSUBISHI TRUST CO.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 16 OF 23 TO AMENDMENT NO. 8]


                                       AGREED AS TO SOLELY SECTION 1.02(f) OF
                                       THE FOREGOING AMENDMENT NO. 8:


                                       CREDIT AGRICOLE INDOSUEZ


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 17 OF 23 TO AMENDMENT NO. 8]


                                       AGREED AS TO SOLELY SECTION 1.02(f) OF
                                       THE FOREGOING AMENDMENT NO. 8:


                                       CREDIT SUISSE FIRST BOSTON


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 18 OF 23 TO AMENDMENT NO. 8]


                                       MIZUHO CORPORATE BANK, LIMITED (formerly
                                       The Dai-Ichi Kangyo Bank, Ltd.)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 19 OF 23 TO AMENDMENT NO. 8]


                                       MANUFACTURERS AND TRADERS TRUST COMPANY


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 20 OF 23 TO AMENDMENT NO. 8]


                                       AGREED AS TO SOLELY SECTION 1.02(f) OF
                                       THE FOREGOING AMENDMENT NO. 8:


                                       SUNTRUST BANK


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 21 OF 23 TO AMENDMENT NO. 8]


                                       FIFTH THIRD BANK


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 22 OF 23 TO AMENDMENT NO. 8]


                                       CITIZENS BANK OF PENNSYLVANIA


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 23 OF 23 TO AMENDMENT NO. 8]


                                       JPMORGAN CHASE BANK, successor by
                                       assignment from CHASE MANHATTAN BANK USA,
                                       N.A., as an Issuing Bank


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title: